UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    APRIL 19, 2005
                                                      --------------------

                         TOUCHSTONE RESOURCES USA, INC.
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             (Exact Name of Registrant as Specified in its Charter)


  DELAWARE                            50228                    33-0967974
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(State or Other Jurisdiction       (Commission                (IRS Employer
 of Incorporation)                 File Number)              Identification No.)

                           111 PRESIDENTIAL BOULEVARD,
                                    SUITE 165
                             BALA CYNWYD, PENNSYLVANIA                 19004
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                   (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code    (610) 771-0680
                                                   -----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

      On April 19, 2005, Touchstone Resources USA, Inc. (sometimes referred to herein as the "Company", "we", "us" or "our") completed concurrent private offerings (the "Offerings") of units comprised of shares of our series A convertible preferred stock and warrants to purchase shares of our common stock at a purchase price of $11.00 per unit. Each unit is comprised of one share of our series A convertible preferred stock and one common stock purchase warrant. Each share of series A convertible preferred stock is immediately convertible at the option of the holder into ten (10) shares of common stock at an initial conversion price of $1.10 per share. Each warrant is immediately exercisable into five (5) shares of common stock at an exercise price of $1.50 per share for a term of three years. The first offering was carried out on a "best efforts" basis solely to a limited number of accredited investors in the United States (the "Regulation D Offering"). The second offering was carried out on a "best efforts" basis solely to a limited number of accredited investors who are not "U.S. persons" (the "Regulation S Offering").

      The final closing of the Regulation D Offering was held on April 19, 2005. We sold an aggregate of 402,331 units for aggregate gross proceeds of $4,425,641 in the Regulation D Offering. The foregoing securities were issued in private placement transactions to a limited number of accredited investors pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D thereunder. We paid commissions and expenses of $575,333 to Legend Merchant Group, Inc., a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and member of the NASD and the SIPC.

      We completed the Regulation S Offering on April 19, 2005. We sold an aggregate of 307,727 units for aggregate gross proceeds of $3,384,997 in the Regulation S Offering. The foregoing securities were issued in private placement transactions to a limited number of accredited investors who are not "U.S. persons" pursuant to the exemption from registration provided by Rules 901 and 903 of Regulation S under the Securities Act. We paid investment banking fees in the amount of $338,500 to an independent third party consultant in connection with this transaction.

      We filed a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2005 in which we reported our initial closing under the Regulation D Offering and our initial sales under the Regulation S Offering,

Series A Convertible Preferred Stock
------------------------------------

      Each share of our series A convertible preferred stock ("Series A Shares") is immediately convertible into ten (10) shares of our common stock at an initial conversion price of $1.10 per share. The conversion price is subject to proportional adjustment for stock splits, combinations, recapitalizations and stock dividends. In addition, if, prior to June 30, 2005, we issue additional shares of our common stock or securities convertible or exercisable into shares of our common stock in a capital raising transaction in which we realize net proceeds equal to at least fifty percent (50%) of the net proceeds realized in the Regulation D Offering, the conversion price in effect immediately prior to such issuance will automatically be adjusted to a price equal to the aggregate consideration per share received by us in such transaction.

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

      The Series A Shares are convertible at any time at the option of the holder, and are subject to mandatory conversion in the event that: (i) there is an effective registration statement covering the public sale of the shares of our common stock underlying the Series A Shares; and (ii) the volume weighted average closing price per share of our common stock for 20 consecutive trading days is equal to or greater than 150% of the conversion price. In the event of a merger or other transaction in which we are not the surviving corporation, the Series A Shares and all accrued and unpaid dividends due thereon will automatically convert into common stock and participate in such merger or other transaction.

      Holders of our Series A Shares are entitled to receive dividends at the rate of eight percent (8%) per annum of the $11.00 stated value of such shares payable on an annual basis on December 31 of each year after issuance, or upon earlier conversion, out of funds legally available therefor; provided, however, that at the option of the holder, such dividends shall be payable in kind at the rate of 12% per annum of the $11.00 stated value of such shares by issuance of shares of our common stock having a fair market value equal to the amount of the dividend. For this purpose, fair market value is defined as the average of the high and low bid prices for our shares of common stock as reported on the OTC Bulletin Board for the five (5) trading days immediately preceding the date the dividend is paid.

      In the event of our liquidation, dissolution or winding up, the holders of our Series A Shares shall be entitled to a liquidation preference of $11.00 per share plus all accrued and unpaid dividends prior to any payment or distribution to holders of shares of our common stock.

Warrants
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      Each warrant is immediately exercisable into five (5) shares of common stock at an initial exercise price of $1.50 per share and terminates three years after the date of issuance. The exercise price of the warrants will be adjusted for stock splits, combinations, recapitalization and stock dividends. If, prior to June 30, 2005, we issue additional options or warrants that have an exercise price that is less than the exercise price of the warrants in effect immediately prior to such issuance in a capital raising transaction in which we realize net proceeds equal to at least fifty percent (50%) of the net proceeds realized in the Regulation D Offering (in the case of warrants issued in the Regulation D Offering or Regulation S Offering (in the case of warrants issued in the Regulation S Offering), the exercise price of the warrants will automatically be adjusted to a price equal to the exercise price per share of such other warrants or options. The warrants are subject to a call provision that provides that if the volume weighted average closing price per share of our common stock for 20 consecutive trading days following the effectiveness of a registration statement permitting the public sale of the shares underlying the warrants is equal to or greater than 150% of the then applicable exercise price, we will have unlimited discretion to call the warrants for surrender 15 business days after we provide written notice to the holders of the warrants. If the warrants are not exercised during such 15 business day period, they will terminate.

      We have agreed to use our best efforts to prepare and file with the Securities and Exchange Commission within 60 days after the termination of each of the Offerings, respectively, but in no case later than 90 days after the termination of each of the Offerings, respectively, a registration statement under the Securities Act permitting the public resale of the shares of common stock issuable upon conversion or exercise, as applicable, of the Series A Shares and warrants issued in the Offerings.


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

We have agreed to pay certain penalties to the subscribers in the Offerings if the registration statement is not filed within 90 days after the termination of the applicable Offering or if the registration statement is not declared effective within 180 days after the termination of the applicable Offering.

      The foregoing description of the Offerings, the Series A Convertible Preferred Stock and the Warrants does not purport to be complete and is qualified in its entirety by the terms of the instruments filed as Exhibits 3.1, 4.1, 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.    Description of Exhibit
-----------    ----------------------

3.1 Certificate of Designation of Series A Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed April 5, 2005).

10.1 Form of Warrant to Purchase Shares of Common Stock issued to purchasers in the Regulation D Offering (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed April 5, 2005).

10.2 Form of Warrant to Purchase Shares of Common Stock issued to purchasers in the Regulation S Offering (incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K filed April 5, 2005).

10.3 Registration Rights Provisions for purchasers in the Regulation S Offering and Regulation D Offering (incorporated by reference to Exhibit 4.3 to the Company's Current Report on Form 8-K filed April 5, 2005).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Touchstone Resources USA, Inc.



Date:  May 12, 2005                   By:  /s/ Stephen P. Harrington
                                          -------------------------------------
                                           Stephen P. Harrington
                                           Chief Executive Officer

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